EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee, Barry L. Harmon and Larry T. Rapp, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 100,000 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of Chip Star Inc., the Company's wholly-owned subsidiary, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 18, 1997



                                       DONALD R. VANLUVANEE
                                       -----------------------------------------
                                       Donald R. VanLuvanee

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee, Barry L. Harmon and Larry T. Rapp, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 100,000 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of Chip Star Inc., the Company's wholly-owned subsidiary, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 18, 1997



                                       DAVID F. BOLENDER
                                       -----------------------------------------
                                       David F. Bolender

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee, Barry L. Harmon and Larry T. Rapp, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 100,000 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of Chip Star Inc., the Company's wholly-owned subsidiary, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 18, 1997



                                       DOUGLAS C. STRAIN
                                       -----------------------------------------
                                       Douglas C. Strain

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee, Barry L. Harmon and Larry T. Rapp, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 100,000 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of Chip Star Inc., the Company's wholly-owned subsidiary, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 18, 1997



                                       LARRY L. HANSEN
                                       -----------------------------------------
                                       Larry L. Hansen

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee, Barry L. Harmon and Larry T. Rapp, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 100,000 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of Chip Star Inc., the Company's wholly-owned subsidiary, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 18, 1997



                                       W. ARTHUR PORTER
                                       -----------------------------------------
                                       W. Arthur Porter

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee, Barry L. Harmon and Larry T. Rapp, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 100,000 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of Chip Star Inc., the Company's wholly-owned subsidiary, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 18, 1997



                                       VERNON B. RYLES, JR.
                                       -----------------------------------------
                                       Vernon B. Ryles, Jr.

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee, Barry L. Harmon and Larry T. Rapp, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 100,000 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of Chip Star Inc., the Company's wholly-owned subsidiary, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 18, 1997



                                       KEITH L. THOMSON
                                       -----------------------------------------
                                       Keith L. Thomson